ING SERIES FUND, INC.

ING Money Market Fund

Brokerage Cash Reserves

(each a “Fund” and collectively “Funds”)

Supplement dated May 4, 2009

to ING Money Market Fund’s Class A, Class B and Class C Prospectus, Class I Prospectus and

Class O Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated July 31, 2008

and to Brokerage Cash Reserves’ Prospectus (“Prospectus”)

dated July 31, 2008

On March 19, 2009, the Board of Directors of ING Series Fund, Inc. approved waivers/reimbursements of expenses incurred by the Funds.

The Prospectuses are hereby amended as follows:

1.	The table entitled “Operating Expenses Paid Each Year by the Fund” in the section entitled “What You Pay to Invest,” found on page 4 of the Class A, Class B and Class C Prospectus and Class I Prospectus, is amended to add the following footnote which is applicable to the column heading entitled “Waivers, Reimbursements and Recoupment:”

(4)	ING Funds Distributor, LLC and ING Investments, LLC have contractually agreed to waive a portion of their distribution and/ or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed are subject to possible recoupment by ING Investments, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2010.

2.	The table entitled “Class O Shares – Annual Fund Operating Expenses” in the section entitled “Fund Expenses – Class O Shareholder Fees,” found on page 7 of the Class O Prospectus, is amended to add the following to footnote 4:

Additionally, ING Funds Distributor, LLC and ING Investments, LLC have contractually agreed to waive a portion of their distribution and/ or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed are subject to possible recoupment by ING Investments, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2010.

3.	The table entitled “Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)” in the section entitled “Fund Expenses,” found on page 4 of the Brokerage Cash Reserves Prospectus, is amended to add the following to footnote 4:

Additionally, ING Funds Distributor, LLC and ING Investments, LLC have contractually agreed to waive a portion of their distribution and/ or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed are subject to possible recoupment by ING Investments, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2010.

4.	The section entitled “Management of the Fund - Adviser,” found on page 14 of the Class A, Class B and Class C Prospectus, page 12 of the Class I Prospectus, page 10 of the Class O Prospectus and page 7 of the Brokerage Cash Reserves Prospectus is amended to add the following paragraph:

Expense Limitation Agreement

ING Funds Distributor, LLC and ING Investments, LLC have contractually agreed to waive a portion of their distribution and/ or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses of the Fund to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Management fees waived and expenses reimbursed are subject to possible recoupment by ING Investments, LLC within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and servicing fees waived are not subject to recoupment. This arrangement will continue through at least August 1, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE